Exhibit 10.3
EXECUTION VERSION
THIRD AMENDMENT
     THIS THIRD AMENDMENT (this “Agreement”), is made and entered into as of July 17, 2007, with an effective date set forth in Section 3 hereof, by and among COTT CORPORATION, a corporation organized under the laws of Canada (the “Canadian Borrower”), COTT BEVERAGES INC., a corporation organized under the laws of Georgia (the “U.S. Borrower”), COTT BEVERAGES LIMITED, a corporation incorporated under the laws of England and Wales (the “Original U.K. Borrower”), COTT (NELSON) LIMITED (formerly known as Macaw (Soft Drinks) Limited), a corporation incorporated under the laws of England and Wales (the “New U.K. Borrower” and, together with the Canadian Borrower, the U.S. Borrower and the Original U.K. Borrower, the “Multicurrency Borrowers” and each a “Multicurrency Borrower”), and COTT EMBOTELLADORES de MEXICO, S.A. de C.V., a company organized under the laws of Mexico (the “Mexican Borrower” and, together with the Multicurrency Borrowers, the “Borrowers” and each a “Borrower”), certain Subsidiaries of the Canadian Borrower party hereto (the “Guarantors”), the Lenders party to the Financing Agreements referred to below, as Lenders, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent and Security Trustee for the Lenders (the “Administrative Agent”).
Statement of Purpose
     The Revolving Lenders agreed to extend certain credit facilities to the Multicurrency Borrowers pursuant to the Credit Agreement dated as of March 31, 2005 (as amended by the First Amendment, Consent and Joinder Agreement dated as of August 10, 2005, the Second Amendment dated as of December 11, 2006 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the Revolving Lenders and the Administrative Agent.
     The Mexican Facility Lenders agreed to extend certain credit facilities to the Mexican Borrower pursuant to the Mexican Loan Agreement dated as of March 31, 2005 (as amended by the First Amendment, Consent and Joinder Agreement dated as of August 10, 2005, the Second Amendment dated as of December 11, 2006 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Mexican Loan Agreement” and, together with the Credit Agreement, the “Financing Agreements”) by and among the Mexican Borrower, the Canadian Borrower, the Mexican Facility Lenders party thereto, the Administrative Agent, and HSBC Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero HSBC, as Mexican Facility Agent.
     The Borrowers have requested that the Lenders agree to amend the Financing Agreements to adjust the maximum Total Leverage Ratio that is required to be maintained under Section 10.1 of the Credit Agreement on the terms and conditions set forth below.
     Subject to and in accordance with the terms and conditions set forth herein, the Lenders party hereto are willing to agree to the amendment described in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
     1. Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
     2. Amendment to Section 10.1 of the Credit Agreement. Pursuant to Section 14.2 of each of the Financing Agreements and effective as of the Effective Date, Section 10.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     SECTION 10.1 Maximum Total Leverage Ratio. As of any fiscal quarter end, permit the ratio of (a) Total Funded Indebtedness on such date less an amount, not to exceed $30,000,000, of cash and Cash Equivalents of the Canadian Borrower and its Restricted Subsidiaries which is available for immediate application to repay Obligations without any restrictions as of such date to (b) EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date (such ratio, the “Total Leverage Ratio”), to exceed the corresponding ratio set forth below:

Period	Ratio
From and including the Closing Date through and including June 30, 2006	3.25 to 1.00
From July 1, 2006 through and including March 31, 2007	3.00 to 1.00
From April 1, 2007 through and including September 30, 2007	4.00 to 1.00
From October 1, 2007 through and including the Maturity Date	3.00 to 1.00
     3. Effectiveness. This Agreement shall be deemed effective as of June 29, 2007 (the “Effective Date”) upon the satisfaction of each of the following conditions:
     (a) Executed Documents. A duly executed counterpart of this Agreement from the Administrative Agent, each of the Credit Parties, the Required Lenders and the Required Mexican Lenders (as defined in the Mexican Loan Agreement);
     (b) Fees and Expenses. Reimbursement for all reasonable out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Administrative Agent, in each case, to the extent such fees and expenses have been invoiced on or prior to July 17, 2007; and
     (c) Other Documents. The receipt by the Administrative Agent of any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Agreement.

     5. Reaffirmation of Security Documents. By its execution hereof, each of the Credit Parties hereby expressly (a) consents to the amendment set forth in this Agreement, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the applicable Guaranty Agreement, the Collateral Agreement, the Foreign Security Documents and the other Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the applicable Guaranty Agreement, the Collateral Agreement, the Foreign Security Documents and the other Loan Documents to which it is a party remain in full force and effect.
     6. General Provisions.
     (a) Representations and Warranties.
     (i) By its execution hereof, each Credit Party hereby certifies that (A) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (after giving effect to this Agreement and the amendments contemplated hereby) is true and correct in all material respects as of the date hereof as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date, (provided that any representation and warranty that is qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects) and (B) no Default or Event of Default has occurred and is continuing as of the date hereof.
     (ii) By its execution hereof, each Credit Party hereby represents and warrants that it has the right, power and authority and has taken all necessary corporate and company action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms.
     (b) Limited Effect. Except as expressly provided herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (ii) to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. References in the Mexican Loan Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Mexican Loan Agreement” shall be deemed to be references to the Mexican Loan Agreement as modified hereby.
     (c) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.
     (d) Governing Law. This Agreement, unless otherwise expressly set forth herein, shall be governed by, and construed in accordance with, the law of the State of New York, including Section 5-1401 and Section 5-1402 of the General Obligation Law of the State of New York, without reference to any other conflicts of law principles thereof.
     (e) Electronic Transmission. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS: COTT CORPORATION, as Canadian Borrower and as Multicurrency Borrower Guarantor
By:	/s/ Catherine Brennan
	Name:	Catherine Brennan
	Title:	VP, Treasurer

COTT BEVERAGES INC., as U.S. Borrower and as Multicurrency Borrower Guarantor
By:	/s/ Catherine Brennan
	Name:	Catherine Brennan
	Title:	VP, Treasurer

COTT BEVERAGES LIMITED, as Original U.K. Borrower and as Multicurrency Borrower Guarantor
By:	/s/ Wynn A. Willard
	Name:	Wynn A. Willard
	Title:	Director

COTT EMBOTELLADORES de MEXICO, S.A. de C.V., as Mexican Borrower and Mexican Borrower Guarantor
By:	/s/ Wynn A. Willard
	Name:	Wynn A. Willard
	Title:	Director

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COTT (NELSON) LIMITED, as New U.K. Borrower and Multicurrency Borrower Guarantor
By:	/s/ Wynn A. Willard
	Name:	Wynn A. Willard
	Title:	Director

SUBSIDIARY GUARANTORS: 804340 ONTARIO LIMITED 2011438 ONTARIO LIMITED 156775 CANADA INC. 967979 ONTARIO LIMITED ~~COTT REVELSTOKE LTD.~~ COTT HOLDINGS INC., as Subsidiary Guarantors
By:	/s/ Catherine Brennan
	Name:	Catherine Brennan
	Title:	VP, Treasurer

COTT ATLANTIC COMPANY, as Subsidiary Guarantor
By:	/s/ Catherine Brennan
	Name:	Catherine Brennan
	Title:	VP, Treasurer

COTT INVESTMENT L.L.C. COTT USA CORP. INTERIM BCB, LLC ~~COTT BEVERAGES WYOMISSING INC.~~ COTT VENDING INC., as Subsidiary Guarantors
By:	/s/ Catherine Brennan
	Name:	Catherine Brennan
	Title:	VP, Treasurer

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SUBSIDIARY GUARANTORS (cont.): CB NEVADA CAPITAL INC., as Subsidiary Guarantor
By:	/s/ Wendy Mavrinic
	Name:	Wendy Mavrinic
	Title:	Secretary

COTT RETAIL BRANDS LIMITED, as Subsidiary Guarantor
By:	/s/ Wynn A. Willard
	Name:	Wynn A. Willard
	Title:	Director

COTT LIMITED, as Subsidiary Guarantor
By:	/s/ Wynn A. Willard
	Name:	Wynn A. Willard
	Title:	Director

COTT EUROPE TRADING LIMITED, as Subsidiary Guarantor
By:	/s/ Wynn A. Willard
	Name:	Wynn A. Willard
	Title:	Director

COTT PRIVATE LABEL LIMITED, as Subsidiary Guarantor
By:	/s/ Wynn A. Willard
	Name:	Wynn A. Willard
	Title:	Director

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SUBSIDIARY GUARANTORS (cont.): MEXICO BOTTLING SERVICES, S.A. de C.V. and SERVICIOS GERENCIALES de MéXICO, S.A. de C.V., as Subsidiary Guarantors
By:	/s/ Wynn A. Willard
	Name:	Wynn A. Willard
	Title:	Director

COTT NELSON (HOLDINGS) LIMITED, as Subsidiary Guarantor
By:	/s/ Wynn A. Willard
	Name:	Wynn A. Willard
	Title:	Director

COTT USA FINANCE LLC, as Subsidiary Guarantor
By:	/s/ Nicholas Whitley
	Name:	Nicholas Whitley
	Title:	Authorized Representative

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AGENTS AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Security Trustee, Issuing
Lender, Swingline Lender and Revolving Lender,
on behalf of itself and its Applicable Designees

By:	/s/ Dennis Waltrich
	Name:	Dennis Waltrich
	Title:	Vice President

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COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Revolving Lender, on behalf of itself and its Applicable Designees
By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

By:	/s/ Ian Reese
	Name:	Ian Reese
	Title:	Managing Director

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JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Revolving Lender, on behalf of itself and its Applicable Designees
By:	/s/ Jeffrey Coleman
	Name:	Jeffrey Coleman
	Title:	Vice President

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HSBC BANK CANADA, as Revolving Lender, on behalf of itself and its Applicable Designees
By:	/s/ Jody Sanderson
	Name:	Jody Sanderson
	Title:	Global Relationship Manager

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HSBC MEXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, as Mexican Facility Agent, Mexican Issuing Lender, Mexican Swingline Lender and Mexican Lender
By:	/s/ Jorge Casas de la Torre
	Name:	Jorge Casas de la Torre
	Title:	VP Corporate Banking

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